UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2026

 (Exact name of the registrant as specified in its charter)

Delaware		001-36636	05-0412693
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

One Citizens Plaza
Providence,	RI		02903
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (203) 900-6715

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 7.375% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series H	CFG PrH	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series I	CFG PrI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Citizens Financial Group, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on April 23, 2026. At the Annual Meeting, the stockholders (i) elected all of the Company’s nominees for director for a one-year term expiring at the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) approved the advisory vote on executive compensation, (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2026, and (iv) did not approve the shareholder proposal for adoption of a majority vote standard.

The following sets forth the number of votes cast for and against each director nominee and each other matter voted upon at the Annual Meeting. In addition, the following sets forth the number of abstentions with respect to each director nominee and each other matter. There were 26,316,510 broker non-votes for each of proposals 1, 2 and 4 and no broker non-votes for proposal 3.

1.Election of Directors:

	Shares For	Shares Against	Shares Abstain
Lee Alexander	356,581,869	1,397,934	949,881
Tracy A. Atkinson	352,761,116	5,224,645	943,923
Christine M. Cumming	353,100,151	4,894,501	935,032
Kevin Cummings	357,462,701	514,226	952,757
Edward J. Kelly III	341,968,640	16,011,559	949,485
Robert G. Leary	356,532,640	1,445,734	951,310
Terrance J. Lillis	357,515,328	463,818	950,538
Michele N. Siekerka	351,292,272	6,490,745	1,146,667
Christopher J. Swift	348,810,251	9,169,674	949,759
Bruce Van Saun	336,685,763	20,362,054	1,881,867
Claude E. Wade	357,540,427	437,507	951,750
Marita Zuraitis	346,407,354	11,579,895	942,435

2.Advisory Vote on Executive Compensation:

For	327,158,449
Against	30,630,016
Abstain	1,141,219

3.Ratification of Deloitte & Touche LLP as Registered Independent Public Accounting Firm for 2026:

For	355,450,674
Against	29,398,633
Abstain	396,887

4.Shareholder proposal for the adoption of a majority voting standard:

For	36,243,037
Against	321,379,352
Abstain	1,307,295

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Robin S. Elkowitz
Robin S. Elkowitz
Executive Vice President, Deputy General Counsel and Secretary
Date:  April 24, 2026